UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 1, 2007

MIDWEST AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

(414) 570-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

Midwest Air Group, Inc. (the “Company”) maintains a website (www.savethecookie.com) relating to the unsolicited exchange offer by AirTran Holdings, Inc., which contains three video clips of “Chip,” the Company’s mascot.  The transcripts of the videos are attached hereto as exhibits 99.1, 99.2 and 99.3.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

99.1	Transcript of video entitled “Chip Ponders His Options”

99.2	Transcript of video entitled “Chip Considers Another Opportunity”

99.3	Transcript of video entitled “Chip Has Yet Another Idea”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2007	MIDWEST AIR GROUP, INC.

By:/s/ Carol N. Skornicka
Carol N. Skornicka Senior Vice President – Corporate Affairs, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of video entitled “Chip Ponders His Options”

99.2	Transcript of video entitled “Chip Considers Another Opportunity”

99.3	Transcript of video entitled “Chip Has Yet Another Idea”